Exhibit 99.1

VERB’s MARKET.live LAUNCHES FACEBOOK AND INSTAGRAM SOCIAL SHOPPING TECHNOLOGY INTEGRATION

New Seamless Native Checkout Process For META Represents Massive Expansion of MARKET.live’s Addressable Audience

LOS ALAMITOS, Calif. and LAS VEGAS, March 15, 2024 (GLOBE NEWSWIRE) — Verb Technology Company, Inc. (Nasdaq: VERB) (“VERB” or the “Company”), the force behind MARKET.live, the popular livestream social shopping platform, announces its latest technological integration achievement with META, creating a seamless, native, friction-free checkout process for Facebook and Instagram users to purchase MARKET.live vendors’ products within each of those popular apps. In short, this integration allows Facebook and Instagram users to browse products featured in MARKET.live shoppable videos, place products in a native shopping cart and checkout – all without leaving Facebook or Instagram. This integration marks a significant enhancement, allowing MARKET.live to showcase vendor products not only on its own MARKET.live platform but also through shoppable content on Facebook and Instagram, creating a massive expansion of the addressable audience of prospective buyers who want to shop without leaving their Facebook or Instagram app.

“This expansion with Meta underscores MARKET.live’s commitment to providing a seamless, interactive video-based shopping experience across multiple social platforms,” states VERB CEO Rory J. Cutaia. “By integrating with Meta’s platforms, we’re expanding our reach and providing a major enhancement to the unparalleled value we deliver for our brands, retailers, creators, affiliates, and influencers.”

“This strategic initiative marks a significant milestone for MARKET.live,” adds Mr. Cutaia. “We look forward to sharing many more of the exciting innovations, partnerships, and growth initiatives we expect to introduce as we continue to push the boundaries of social shopping through the convergence of entertainment and commerce.”

For more information, please visit MARKET.live or follow the latest updates on social media.

About VERB

Verb Technology Company, Inc. (Nasdaq: VERB), is a market leader in interactive video-based sales applications. The Company’s MARKET.live platform is a multi-vendor, multi-presenter, livestream social shopping destination at the forefront of the convergence of ecommerce and entertainment, where hundreds of retailers, brands, creators and influencers can monetize their base of fans and followers across social media channels. Brands, retailers and creators that join MARKET.live have the ability to broadcast livestream shopping events simultaneously on numerous social media channels, including TikTok, as well as on MARKET.live, reaching exponentially larger audiences. Creators and entrepreneurs that join MARKET.live’s drop ship program and TikTok affiliate program can earn income selling products from popular MARKET.live retailers. The Company is headquartered in Las Vegas, NV and operates creator studios in Los Alamitos, California and Philadelphia, PA.

Follow VERB AND MARKET.LIVE here:

VERB on Facebook: https://www.facebook.com/market.liveofficial

VERB on TikTok: https://www.tiktok.com/@market.live_official

VERB on Instagram: https://www.instagram.com/market.liveofficial/

VERB on LinkedIn: https://www.linkedin.com/company/verb-tech/

VERB on YouTube: https://www.youtube.com/@market.liveofficial

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “anticipate,” “expect,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. Investors are referred to our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Investor Relations:

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